UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 29, 2020 (June 25, 2020)

UAS Drone Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55504	47-3052410
(Commission File Number)	(IRS Employer Identification No.)

1 Etgar Street, Tirat-Carmel, Israel	3903212
(Address of Principal Executive Offices)	(Zip Code)

011-972-4-8124101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously reported in the Current Report on Form 8-K filed by UAS Drone Corp., a Nevada corporation (the “Company”), on April 29, 2020, the Company, Duke Robotics, Inc., the majority-owned subsidiary of the Company (“Duke”), and UAS Acquisition Corp., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (“UAS Sub”), executed an Agreement and Plan of Merger, pursuant to which UAS Sub will merge with and into Duke, with Duke surviving as a wholly-owned subsidiary of the Company (the “Short-Form Merger”).

On June 25, 2020, Duke filed a Certificate of Merger with the State of Delaware, and consequently, Duke became a wholly-owned subsidiary of the Company and the Short-Form Merger was consummated.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 29, 2020, by and among UAS Drone Corp., Duke Robotics, Inc. and UAS Acquisition Corp. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed on April 29, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

UAS DRONE CORP.
Dated: June 29, 2020
	By:	/s/ Erez Nachtomy
		Name:	Erez Nachtomy
		Title:	Vice Chairman of the Board

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